Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/    Thomas L. Hefner
                                        _________________________________
                                           Thomas L. Hefner

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/ Darell E. Zink, Jr.
                                        _________________________________
                                           Darell E. Zink, Jr.

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner and Darell E. Zink, Jr., and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/     Dennis D. Oklak
                                        _________________________________
                                           Dennis D. Oklak

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/  Barrington H. Branch
                                        _________________________________
                                           Barrington H. Branch

                                                        Exhibit 24


                        POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/     Geoffrey Button
                                        _________________________________
                                           Geoffrey Button

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/  William Cavanaugh III
                                        _________________________________
                                           William Cavanaugh III

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/     Ngaire E. Cuneo
                                        _________________________________
                                           Ngaire E. Cuneo

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/    Charles R. Eitel
                                        _________________________________
                                           Charles R. Eitel

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/  Howard L. Feinsand
                                        _________________________________
                                           Howard L. Feinsand

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/        L. Ben Lytle
                                        _________________________________
                                           L. Ben Lytle

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/    William O. McCoy
                                        _________________________________
                                           William O. McCoy

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/ John W. Nelley, Jr.
                                        _________________________________
                                           John W. Nelley, Jr.

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/     James E. Rogers
                                        _________________________________
                                           James E. Rogers

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/      Jay J. Strauss
                                        _________________________________
                                           Jay J. Strauss

                                                  Exhibit 24


                        POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints Thomas L. Hefner, Darell E. Zink, Jr. and Dennis D. Oklak, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign a Registration Statement on Form S-3 under the Securities Act of 1933 (the "Registration Statement") for the registration of Common Stock of Duke-Weeks Realty Corporation (the "Company") in connection with the exchange of units of partnership interest of Duke-Weeks Realty Limited Partnership, any or all pre-effective amendments or post-effective amendments to the Registration Statement (which amendments may make such changes in and additions to the Registration Statement as such attorneys-in-fact may deem necessary or appropriate), and any registration statement for the offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his substitute or substitutes may do or cause to be done by virtue hereof.


Dated:  January 31, 2001                /s/   A. Ray Weeks, Jr.
                                        _________________________________
                                           A. Ray Weeks, Jr.